May 18, 2001


Dear Stockholder:

We are pleased to present your March 31, 2001, Semi-Annual Stockholders' Report for the Bailard, Biehl & Kaiser Bond Opportunity Fund. It includes a brief discussion of recent changes to the Fund, a review of the Fund's performance and our outlook for the months ahead.

CHANGES TO THE FUND

In December 2000, the Fund officially changed its name from the Bailard, Biehl & Kaiser International Bond, reflecting the Fund's move to a more global and opportunistic strategy. During December and January, Fund management worked to transition the portfolio to its new strategy. This entailed reducing positions in non-US dollar holdings, increasing the currency hedge of the remaining positions while increasing the Fund's exposure to US dollar assets - primarily agency, corporate and Treasury debt. U.S. dollar investments now make up 79% of the Fund's holdings and with the new strategy largely in place and we are pleased with the benefits we have already seen for shareholders (see below).

PERFORMANCE AND MARKET REVIEW

Closing out 2000, annual GDP growth in the U.S. declined from a world beating 5.2%(1) to levels on a par with the Euro-zone. In response to this rapid slowdown the Federal Reserve began aggressive monetary easing early in 2001. While the easings did little to avert the equity meltdown, the bond market's response was impressive. Treasury note yields fell dramatically in the 4th quarter in response to weak growth and declining equity prices. And, while Treasury yields fell in the 1st quarter, yields on corporate debt dropped even more rapidly. Corporate investors were more sanguine that the cuts would spur growth while Treasury buyers feared the stimulus' potential to spark inflation at the long end of the yield curve. The dollar, which showed weakness at the end of last year, rebounded strongly in the first quarter of 2001.

For the six months ending March 31st 2001, the Salomon Brothers World Government Bond Index ("Salomon Brothers") fully hedged returned 6.5%.(1) Results in dollar terms, -1.1% for the period, were weighed down by the overall strength of the U.S. currency. As a measure of the US bond market (which became a large part of the Fund's strategy in late December), the Merrill Lynch Corporate and Government Master Index returned 7.8%(1) for the six-month period. The Fund's 5.6%(2) return over this period was boosted by overhedging foreign currencies in the 4th quarter and overweighting the emerging markets and U.S. inflation-indexed bonds. An underweight position in corporate bonds detracted from returns in the 1st quarter. Since the transition to the new strategy began on December 20th, a mix of 80% Merrill Lynch Corporate and Government Master Index and 20% of the fully hedged Salomon Brothers index has returned 3.1%, versus a return of -0.2% for a non-U.S. strategy as a measured by a 50% hedged Salomon Brothers index.(1)

MARKET OUTLOOK

Continued slowing of global growth should generally be a positive for the world's bond markets. The world's central bankers, led by the Fed are still in an accommodative mode. So far, the European Central Bank has lagged U.S. policy-makers in easing monetary policy and will probably continue to do so as headline inflation rises on the continent. In Japan though, a return to a zero-interest rate policy virtually ensures continued weakness for the Yen but hints little about the direction of long-term interest rates. On a fully hedged currency basis, Japan has begun to look attractive, but the prospect of increased borrowing by Japanese authorities (at the same time many other industrialized countries, including the U.S. are paying down debt) will dampen demand for Japanese debt.

In the U.S. market, corporate bonds remain relatively attractive to government debt. Volatile equity markets and several headline problems among major borrowers (Xerox, J.C. Penney, Lucent, PG&E) have kept the yield spread between corporate and government debt unusually wide for the past couple of years. While we don't expect a return to the narrow spreads of the mid-1990s, we do expect excess returns for corporates relative to Treasuries for 2001. Given the prospects for government surplus and a further repayment of outstanding debt, government yields may test their lows reached during the Asian crisis in the Fall of 1998.

As of March 31st, 2001 the Fund was overweight U.S. agency debt and underweight corporate debt. The size of the corporate position is growing and will do so generally at the expense of non-U.S. dollar bonds. The Fund is fully currency hedged versus the Euro and Yen, but retains a very small exposure to several currencies including the Polish Zloty, Canadian Dollar and Norwegian Krone.

We appreciate the opportunity to manage your bond investments and look forward to continued success. As always, if you have any questions, please call us at
(800) 882-8383.


Sincerely,

/s/ Peter M. Hill                            /s/ Burnie E. Sparks, Jr., CF
-----------------                            -----------------------------
Peter M. Hill                                Burnie E. Sparks, Jr., CF

----------
(1) The performance data quoted represents past performance and is no indication of how the Fund performed. Past performance is no indication of future results.
(2) Total returns for investment periods ended March 31, 2001: 3 months: 2.09%; 6 months: 5.61%; 12 months: 3.63%; 5 years: 4.18% annualized; 10 years:
     4.88% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

                                                           COUNTRY OF               PAR VALUE
                                                             ORIGIN              (LOCAL CURRENCY)          VALUE
                                                         --------------          ----------------       ------------
FIXED INCOME SECURITIES (97.6%)

BRITISH POUND (3.0%)
   Glaxo Wellcome Plc
     8.750%, 12/01/05                                    United Kingdom                 800,000         $  1,288,465

   National Westminster Bank Plc
     7.875%, 09/09/15                                    United Kingdom               1,000,000            1,645,088
                                                                                                        ------------
Total British Pound                                                                                        2,933,553
                                                                                                        ------------
CANADIAN DOLLAR (2.1%)
   Government of Canada
     7.250%, 06/01/07                                        Canada                   1,500,000            1,054,011

   Government of Canada
     6.000%, 06/01/08                                        Canada                   1,500,000              992,747
                                                                                                        ------------
Total Canadian Dollar                                                                                      2,046,758
                                                                                                        ------------

EURO (12.0%)
   Eurohypo AG
     4.000%, 04/27/09                                       Germany                   1,350,000            1,105,394

   European Investment Bank
     7.500%, 11/04/02                                    Multi-National               1,022,584              947,393

   Republic of Finland
     8.750%, 10/17/01                                       Finland                   1,980,000            1,785,440

   Republic of Hellenic
     8.600%, 03/26/08                                        Greece                     880,411              939,779

   Republic of Italy
     6.250%, 03/01/02                                        Italy                    2,000,000            1,797,740

   Republic of Italy
     7.250%, 11/01/26                                        Italy                    2,500,000            2,682,597

   Republic of Italy
     8.750%, 07/01/06                                        Italy                    2,000,000            2,091,229

BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                           COUNTRY OF               PAR VALUE
                                                             ORIGIN              (LOCAL CURRENCY)          VALUE
                                                         --------------          ----------------       ------------
EURO - CONTINUED
   Kingdom of Spain
     4.750%, 07/30/14                                         Spain                     750,000         $    630,153
                                                                                                        ------------
Total Euro                                                                                                11,979,725
                                                                                                        ------------

JAPANESE YEN (4.2%)
   Eksportfinans A/S
     2.650%, 07/10/02                                        Norway                 100,000,000              822,883

   Fannie Mae
     1.750%, 03/26/08                                     United States             400,000,000            3,375,331
                                                                                                        ------------
Total Japanese Yen                                                                                         4,198,214
                                                                                                        ------------

NEW ZEALAND DOLLAR (1.1%)
   International Bank of Reconstruction
     & Development
     7.250%, 04/09/01                                    Multi-National               1,250,000              505,667

   International Bank for Reconstruction
     & Development
     7.250%, 05/27/03                                    Multi-National               1,400,000              580,033
                                                                                                        ------------
Total New Zealand Dollar                                                                                   1,085,700
                                                                                                        ------------

NORWEGIAN KRONER (0.8%)
   Kingdom of Norway
     5.750%, 11/30/04                                        Norway                   7,500,000              805,636
                                                                                                        ------------

POLISH ZLOTY (1.2%)
   International Bank for Reconstruction
     & Development
     19.000%, 12/05/01                                   Multi-National               5,000,000            1,233,479
                                                                                                        ------------

UNITED STATES DOLLAR (73.2%)
   Allete
     7.800%, 02/15/08                                     United States               1,000,000            1,018,236

   AT&T Corp.
     6.000%, 03/15/09                                     United States               1,000,000              940,981

   Bank of America Corp.
     7.400%, 01/15/11                                     United States               1,000,000            1,051,984

BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                           COUNTRY OF               PAR VALUE
                                                             ORIGIN              (LOCAL CURRENCY)          VALUE
                                                         --------------          ----------------       ------------
UNITED STATES DOLLAR - CONTINUED
   Calpine Corp.
     8.625%, 08/15/10                                     United States               1,000,000         $  1,036,138

   Compaq Computer Corp.
     7.650%, 08/01/05                                     United States               1,000,000            1,023,613

   Deutsche Telekom Int Fin
     7.750%, 06/15/05                                      Netherlands                1,000,000            1,033,252

   Fannie Mae
     6.000%, 12/15/05                                     United States               2,500,000            2,582,147

   Fannie Mae
     6.290%, 01/22/08                                     United States               1,000,000            1,001,699

   Fannie Mae
     6.625%, 11/15/10                                     United States               5,000,000            5,324,175

   Federal Farm Credit Bank
     6.875%, 05/01/02                                     United States               2,500,000            2,561,998

   Federal Home Loan Bank System
     5.875%, 02/15/11                                     United States               2,000,000            2,020,904

   Federal Home Loan Mortgage Corp., 6.875%
     6.875%, 09/15/10                                     United States               3,000,000            3,246,774

   General Electric Capital Corp.
     6.500%, 12/10/07                                     United States               2,000,000            2,096,902

   Hertz Corp.
     7.625%, 08/15/07                                     United States               1,000,000            1,043,632

   Inter-American Development Bank
     5.375%, 11/18/08                                    Multi-National               3,000,000            2,958,627

   National City Corp.
     6.875%, 05/15/19                                     United States               1,000,000              959,008

   Pfizer, Inc.
     5.625%, 02/01/06                                     United States                 500,000              509,513

   Unilever Capital Corp.
     6.875%, 11/01/05                                     United States               1,000,000            1,055,307

   United States Treasury Notes
     5.750%, 08/15/10                                     United States              21,000,000           22,141,770


BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                           COUNTRY OF               PAR VALUE
                                                             ORIGIN              (LOCAL CURRENCY)          VALUE
                                                         --------------          ----------------       ------------

UNITED STATES DOLLAR - CONTINUED
   United States Treasury Bonds
     6.250%, 05/15/30                                     United States             1,000,000           $  1,098,594

   United States Treasury Inflation Indexed Notes
     4.250%, 01/15/10                                     United States             3,000,000              3,346,986

   United States Treasury Notes
     5.625%, 05/15/08                                     United States             2,500,000              2,610,948

   United States Treasury Notes
     5.625%, 11/30/02                                     United States             8,500,000              8,687,077

   Wal-Mart Stores, Inc.
     6.875%, 08/10/09                                     United States             1,000,000              1,059,792

   Waste Management, Inc.
     8.750%, 05/01/18                                     United States             1,000,000              1,009,704

   Wells Fargo Financial, Inc.
     7.600%, 05/03/05                                     United States             1,245,000              1,331,357
                                                                                                        ------------
Total United States Dollars                                                                               72,751,118
                                                                                                        ------------
TOTAL INVESTMENTS (97.6%)
   (IDENTIFIED COST $99,438,599)                                                                          97,034,183

OTHER ASSETS LESS LIABILITIES (2.4%)                                                                       2,385,830
                                                                                                        ------------
NET ASSETS 100.0%                                                                                       $ 99,420,013
                                                                                                        ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value
  (Identified cost $99,438,599)                                                $  97,034,183
Cash                                                                               3,128,237
Unrealized gain on forward currency contracts open (Note 5)                          474,726
Receivables:
  Interest and recoverable foreign taxes receivable                                1,588,423
  Due from advisor (Note 3)                                                           12,620
Prepaid expenses                                                                      13,864
                                                                               -------------

  Total assets                                                                   102,252,053
                                                                               -------------
LIABILITIES

Payables:
  Securities purchased                                                             2,666,499
  Fund shares redeemed                                                                15,000
Accrued expenses                                                                     150,541
                                                                               -------------

  Total liabilities                                                                2,832,040
                                                                               -------------
Net assets (equivalent to $6.83 per share of no par value
  capital stock, representing the offering and redemption
  price for 14,546,984 shares outstanding,
  100,000,000 shares authorized)                                               $  99,420,013
                                                                               =============

Net assets consist of:
  Capial paid in                                                               $ 124,157,468
  Accumulated net investment loss                                                 (2,450,503)
  Accumulated net realized loss on investments
    and foreign currency transactions                                            (20,343,809)
  Net unrealized gain (loss) on:
    Investments                                               $  (2,404,416)
    Foreign currency                                                461,273       (1,943,143)
                                                              -------------    -------------
                                                                               $  99,420,013
                                                                               =============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest                                                                   $ 2,443,233

EXPENSES
   Advisory fees (See Note 3)                                  $   293,382
   Custodian fees                                                   61,634
   Audit fees                                                       28,637
   Transfer agent fees                                              22,380
   Administrative fees                                              16,194
   Director fees and expenses (See Note 3)                          10,407
   Legal fees                                                       36,265
   Registration expense                                              6,120
   Report to shareholders                                              898
   Insurance expense                                                 2,356
   Miscellaneous expenses                                            1,829
                                                               -----------
     Total expenses                                                               480,102
                                                                              -----------
     Net investment income                                                      1,963,131
                                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY

   Net realized gain on investments                                               498,401
   Net unrealized gain on investments                                           7,101,900
                                                                              -----------
     Net gain on investments                                                    7,600,301
                                                                              -----------

   Net realized loss on foreign currency                                       (4,730,665)
   Net unrealized gain on foreign currency
     and foreign currency denominated assets and liabilities                      220,152
                                                                              -----------

     Net loss on foreign currency                                              (4,510,513)
                                                                              -----------

     Net gain on investments and foreign currency                               3,089,788
                                                                              -----------

   Net increase in net assets resulting from operations                       $ 5,052,919
                                                                              ===========

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         For the Six Months
                                                                        Ended March 31, 2001      For the Year Ended
INCREASE (DECREASE) IN NET ASSETS                                           (Unaudited)           September 30, 2000
                                                                        --------------------      ------------------
Operations:
   Net investment income                                                    $  1,963,131             $  2,809,777
   Net realized gain (loss) on investments                                       498,401                 (478,577)
   Net unrealized gain (loss) on investments                                   7,101,900               (7,908,054)
   Net realized gain (loss) on foreign currency                               (4,730,665)               2,200,750
   Net unrealized gain on foreign currency and
     foreign currency denominated assets and liabilities                         220,152                  839,842
                                                                            ------------             ------------

   Net increase (decrease) resulting from operations                           5,052,919               (2,536,262)
                                                                            ------------             ------------
Distributions to shareholders:
   From net investment income                                                 (7,851,385)              (2,538,220)
                                                                            ------------             ------------
Fund share transactions:
   Proceeds from shares sold                                                  72,823,699                7,982,863
   Net asset value of shares issued on
     reinvestment of distributions                                             3,418,420                  405,569
   Cost of shares redeemed                                                   (41,097,865)             (15,430,463)
                                                                            ------------             ------------
   Net increase (decrease) resulting from
     Fund share transactions                                                  35,144,254               (7,042,031)
                                                                            ------------             ------------
   Net increase (decrease) in net assets                                      32,345,788              (12,116,513)


NET ASSETS
   Beginning of period                                                        67,074,225               79,190,738
                                                                            ------------             ------------
   End of period (including accumulated net investment
     income (loss) of ($2,450,503) and $3,437,751, respectively)            $ 99,420,013             $ 67,074,225
                                                                            ============             ============
NUMBER OF FUND SHARES
   Sold                                                                       10,904,945                1,062,130
   Issued on reinvestment of distributions                                       512,554                   51,996
   Redeemed                                                                   (6,005,178)              (2,073,123)
                                                                            ------------             ------------
   Net increase (decrease)                                                     5,412,321                 (958,997)
                                                                            ============             ============

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
BOND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                               For the Six
                                               Months Ended
                                                 March 31,               For the Years Ended September 30,
                                                   2000            ----------------------------------------------
                                               (Unaudited)         2000(1)   1999(1)   1998(1)   1997(1)    1996
                                               -----------         -------   -------   -------   -------   ------
Net Asset Value, Beginning of Period              $ 7.34           $ 7.85    $ 7.99    $ 8.20    $ 8.38    $ 8.78
                                                  ------           ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:

   Net Investment Income                            0.34             0.29      0.34      0.25      0.42      0.59

   Net Realized/Unrealized Gain (Loss) on
     Securities and Foreign Currency                0.04            (0.55)    (0.39)     0.40      0.04      0.16
                                                  ------           ------    ------    ------    ------    ------
Total from Investment Operations                    0.38            (0.26)    (0.05)     0.65      0.46      0.75
                                                  ------           ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:

   Net Investment Income                           (0.89)           (0.25)    (0.09)    (0.86)    (0.17)    (0.45)
   For Tax Purposes in Excess of Book
     Net Investment Income                            --               --        --        --     (0.47)    (0.70)
                                                  ------           ------    ------    ------    ------    ------
Total Distributions                                (0.89)           (0.25)    (0.09)    (0.86)    (0.64)    (1.15)
                                                  ------           ------    ------    ------    ------    ------
Net Asset Value, End of Period                    $ 6.83           $ 7.34    $ 7.85    $ 7.99    $ 8.20    $ 8.38
                                                  ======           ======    ======    ======    ======    ======

TOTAL RETURN                                        5.61%(2)        (3.52%)   (0.65%)    8.75%     5.75%     9.32%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (millions)             $ 99.4           $ 67.1    $ 79.2    $ 55.0    $ 51.9    $ 65.4

   Ratio of Expenses to Average Net Assets:
     Before Expenses Paid Indirectly                1.06%(3)         1.22%     1.26%     1.33%     1.35%     1.22%
     After Expenses Paid Indirectly                 1.06%(3)         1.22%     1.26%     1.26%     1.35%     1.22%

   Ratio of Net Investment Income to
     Average Net Assets                             4.33%(3)         3.79%     4.03%     4.63%     4.72%     5.41%

   Portfolio Turnover Rate                            87%(2)           34%       31%       40%       33%       61%


----------
1. Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.
2.   Not annualized.
3.   Annualized.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Bailard, Biehl & Kaiser Bond Opportunity Fund (the "Fund"), formerly the Bailard, Biehl & Kaiser International Bond Fund, is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------


NOTE 1 - CONTINUED

At September 30, 2000, the Fund had a capital loss carryforward of $15,850,028, of which $15,257,486 and $592,542 will expire on September 30 of the years 2003 and 2008, respectively. The Fund does not intend to make any capital gains distributions until the capital loss carryforwards have been extinguished.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gain and net foreign currency gain realized during a twelve-month period ending October 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incurred between November 1 and the end of its fiscal year. The Fund has incurred capital losses of $261,524 and will elect to defer such losses.

At the end of each year, capital paid in, accumulated net investment loss and accumulated net realized loss on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment loss and accumulated net realized loss on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $50,558,935 and $53,421,282, respectively. Purchases and sales of U.S. Government obligations aggregated $55,373,366 and $19,009,219, respectively.

NOTE 3 - MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the total rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred for such meetings.

As approved by the Board of Directors, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the six months ended March 31, 2001.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------


NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) on March 31, 2001, based on a cost of $99,438,599 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                          $  1,162,941
     Gross unrealized depreciation                            (3,567,357)
                                                            ------------
     Net unrealized depreciation                            $ (2,404,416)
                                                            ============

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2001 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as unrealized gain on forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at March 31, 2001 are as follows:

     Currency             Currency    Delivery            Unrealized
    Receivable          Deliverable     Date     Appreciation/(Depreciation)
    ----------          -----------     ----     ---------------------------
   $ 4,534,266   JPY    525,000,000   4/23/01            $ 331,524
        83,354   JPY     10,000,000   4/23/01                3,302
       990,464   CAD      1,558,000   6/22/01                  428
    12,378,816   EUR     13,869,200   6/27/01              105,545
     2,957,981   GBP      2,074,582   6/27/01               11,562
       428,114   NOK      3,908,250   6/27/01                1,328
       726,678   NZD      1,747,495   6/27/01               21,037
                                                         ---------
                  Net Unrealized Appreciation            $ 474,726
                                                         =========

                                CURRENCY LEGEND:

          CAD - Canadian Dollar                JPY - Japanese Yen
          EUR - Euro                           NOK - Norwegian Kroner
          GBP - British Sterling               NZD - New Zealand Dollar

May 18, 2001


Dear Stockholder,

We are pleased to present the Bailard, Biehl & Kaiser International Equity Fund Semi-Annual Stockholders' Report for the six months ending March 31, 2001.

FUND PERFORMANCE AND MARKET OVERVIEW

Equity valuations lost ground in all world regions over the past six months. Stocks with high price-to-earnings multiples--technology, media, and telecommunications ("TMT") -- continued their sell-off globally, with the Easdaq (the European equivalent of the Nasdaq), for example, losing 57.5% versus the Nasdaq's 49.9% decline.(1) Coming into the new year, global markets were spooked by contemporaneous economic slowdowns in the U.S. and Japan, the two largest economies in the world. The Bailard, Biehl & Kaiser International Equity Fund returned -18.92%(2) for the six-month period from September 30, 2000 through March 31, 2001.

The U.S. Federal Reserve cut interest rates on January 2nd, as it became clear that economic growth had slowed, leading the way for parallel moves by central banks worldwide. The normally salubrious effects of such announcements were overshadowed by negative earnings warnings, and share prices continued to tumble. Ironically, foreign currencies fell as the U.S. dollar was seen as a "safe haven" during a market decline precipitated by slowing growth in the U.S. itself. "Old-economy" sectors of energy and materials performed the best in the first quarter.

Individual country stock market returns for the six-month period tended to be inversely correlated with exposure to TMT. Those markets with the greatest share of TMT, performed worst, while markets like Switzerland, with high exposure to pharmaceuticals and financials, fell less drastically. The creditworthiness of even the major European telecommunications players such as British Telecom came into question, as these firms have issued billions of dollars worth of bonds to pay governments for wireless licenses.

The value added to the Fund by currency selection for the period as a whole was counteracted by negative returns to country selection and stock selection.

EUROPE AND MIDEAST

As the period started, the European Central Bank was being criticized for its mismanagement of the currency. The euro story changed dramatically as successive third quarter 2000 U.S. GDP releases were revised downward. After hitting a low of 83 cents in late October, the euro rebounded sharply, and lost only 0.7% for the six-month period.(1)

Weakness in European TMT shares paralleled the action in the U.S. In spite of calls from leaders of Europe's top global companies to cut interest rates in the new year, the European Central Bank held firm, being guided by its two percent inflation target.

Emerging European markets fared poorly, particularly Turkey, which suffered a currency crisis and devaluation. Both Turkish shares and the lira have rebounded somewhat, in response to the central bank's attempts to stimulate lending. The appointment of a new central bank chief and announcement of an economic recovery plan have also boosted the market more recently.

On January 1st, Greece became the 12th country permitted to adopt the euro. Prospects for membership in the euro club are spurring prospective members to maintain fiscal and monetary restraint. Israel, in addition to losses in the high tech sector, saw its entire market decline on Israeli/Palestinian violence. Russian stocks were very volatile. Russia was blessed with foreign currency upgrade by Standard and Poor's in early December, but the market, which is heavily oriented to oil and mining, suffered from a 17.4% decrease in crude oil prices over the period, and a 41% increase in crude oil export duties.(1)

Country selection in Switzerland (underweight) and Netherlands (overweight) hurt the Fund. Active stock selection was mixed, producing positive added value in Spain and negative added value in Germany and the UK.

JAPAN AND ASIA

Continued anemic growth expectations in Japan caused the yen to lose 14.4% versus the dollar, on top of the 17.5% decline in the Nikkei index in local currency terms.1 The conservative psychology of the Japanese consumer is being blamed for the continued recession. Unemployment, standing at 4.7%, is at record-highs for Japan. The Japanese central bank cut interest rates to zero in March, and stated its intention to target money supply to boost the economy. Japan has subsequently announced a $340 billion share support package to help banks dispose of bad debt and purchase their shares in public companies. It remains to be seen whether the new prime minister can effect more rapid change in the Japanese economy.

Smaller emerging markets in Asia were hampered by political crises; the larger Asian markets by their status as large technology manufacturers and exporters.

Indonesia's currency slid on the political travails of President Wahid and the desire of investors to protect themselves from the slide. Thailand's banks still are working their way out of bad debts dating back to the 1998 global financial crisis.

Nonetheless, some developments in Asia were very positive for the long term. The South Korean government gained confidence in its willingness to reform its system of closely-held conglomerates or "chaebols" by allowing insolvent chaebols to go bankrupt. The Philippine market and peso reacted favorably to the ouster of President Estrada, who is being pursued on charges of corruption.

In the Fund, negative value added from country selection and stock selection in Japan and the rest of Asia was offset by gains from currency selection.

AMERICAS

Canada's market suffered from its general correlation with the U.S. and particularly from its TMT exposure, with Nortel Networks leading the market lower by 26.7%(1) percent for the period on a decline in its sales.

Mexican issues held up relatively well. Although they had benefited from strong third quarter earnings reports, shares retreated as Mexico was affected by signs of the slowing U.S. economy. The U.S. consumes 80% of Mexico's exports.

Brazil, Chile, and Argentina were hurt as investors shunned emerging markets due to the Turkish lira crisis in February. Argentina named a new finance minister to help push through cuts in spending, so as to help meet debt payments, revive its stagnant economy, and increase confidence among foreign investors. Investors viewed Peru's prospects more positively once President Fujimori resigned in November.

Overweighting Canada reduced active return in the Fund. In Latin America, currency selection produced positive results, while stock selection was negative overall.

MARKET OUTLOOK AND INVESTMENT STRATEGY

At this writing, our models prefer the non-core European markets of Austria, Belgium, Denmark and Norway over Germany and France. In the Pacific region, Australia and New Zealand are the most attractive markets, with most emerging Asian markets not looking very attractive in the near term. Our currency valuation models find most foreign currencies attractive relative to the overbought, overvalued dollar. The yen is the sole exception. Based on our models, the yen should fall much further. However, it is highly probable that politics will lead to intervention before the yen falls as far as our models suggest it should. In Latin America, Brazilian shares are our top choice. On the whole, foreign markets remain cheaper than the U.S. when comparing dividends, earnings, and asset ratios. The recent performance of the U.S. Nasdaq market illustrates how sharply markets can fall when high expectations are already built into investors' psychology. For overseas economies and markets, the reverse situation applies. Expectations are generally much more modest. Given that our relative value models suggest foreign markets are cheaper than the U.S., and that expectations are subdued, the outlook for overseas markets looks relatively favorable.

We appreciate your continued support of the Bailard, Biehl & Kaiser International Equity Fund. As always, if you have any questions concerning the Fund, please do not hesitate to call us at (800) 882-8383.


Sincerely,

/s/ Peter M. Hill                            /s/ Burnie E. Sparks, Jr., CFA
-----------------                            ------------------------------
Peter M. Hill                                Burnie E. Sparks, Jr., CFA
Chairman                                     President

----------
(1) The performance data quoted represents past performance and is no indication of how the Fund performed. Past performance is no indication of future results.
(2)  Total returns for investment periods ended March 31, 2001: 3 months:
     -14.34%; 6 months: -18.92%; 12 months: -30.99%; 5 years: 3.88% annualized;
     10 years: 3.10% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
            EQUITY SECURITIES (91.3%)

I.          AUSTRALIA (2.0%)

            AMP Ltd.                                        10,000  $     97,992
            Australia & New Zealand Banking Group Ltd.      45,000       302,764
            Broken Hill Proprietary Ltd.                    25,000       239,242
            ERG (Energy Research Group) Ltd.                81,000        54,181
            Jupiters Ltd.                                   80,000       152,725
            Naitonal Australia Bank Ltd.                    44,000       614,414
            News Corporation Ltd. (The)                     45,268       343,246
         *  OneSteel Ltd.                                    3,750         1,589
            Qantas Airways Ltd.                             60,000        71,187
            QBE Insurance Group Ltd.                        38,000       202,048
            Telstra Corp.                                   65,000       203,747
            Woodside Petroleum Ltd.                         15,000        99,603
                                                                    ------------

            Total Australia                                            2,382,738
                                                                    ------------
II.         BELGIUM (0.8%)

            Almanij NV                                       2,000        70,720
            Creyfs' SA                                       2,500        56,355
            Dexia                                            1,000       147,716
            Electrabel SA                                      650       140,777
            Fortis Class B                                  12,000       315,588
         *  Interbrew                                        3,000        76,881
            Kredietbank NV                                   2,500        97,837
                                                                    ------------

            Total Belgium                                                905,874
                                                                    ------------
III.        BRAZIL (1.4%)

            Banco Bradesco SA                           36,720,000       197,919
            Banco Itau SA                                3,100,000       240,347
            Brasil Telecom Part SA ADR                       1,000        39,150
            Centrais Eletricas Pfd. B ADR                   16,000       141,000
            Petrobras ADR                                   17,800       380,475
         *  Telebras Holders Pfd. ADR                        6,200       299,770
            Telenorte Leste Prtcp ADR                       11,578       188,490
            Unibanco Holdings                                6,700       136,680
                                                                    ------------

            Total Brazil                                               1,623,831
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
IV.         CANADA (2.9%)

            Alberta Energy Ltd.                             11,600  $    514,950
            Bombardier, Inc. Class B                        16,000       221,517
         *  Burntsand, Inc.                                 54,000       106,313
            Imperial Oil Ltd.                                6,000       146,520
         *  MDSI Mobile Data Solutions Inc.                 22,000       118,062
         *  Methanex Corp.                                 103,400       830,037
            National Bank of Canada Montreal                29,900       528,273
            Nortel Networks Corp.                           21,722       305,194
            Quebecor, Inc. Class B                          19,400       299,390
            Toronto Dominion Bank                            5,000       125,429
            Toronto Dominion Bank Ontario                   10,000       251,700
                                                                    ------------

            Total Canada                                               3,447,385
                                                                    ------------
V.          CHINA (0.4%)

            Huaneng Power International, Inc.              500,000       267,654
            PetroChina Co., Ltd.                         1,050,000       187,133
                                                                    ------------

            Total China                                                  454,787
                                                                    ------------
VI.         DENMARK (1.8%)

            Danske Bank AS                                  49,100       778,673
            Falck AS                                         1,100       115,865
            H. Lundbeck AS                                   1,600        37,493
            Novo-Nordisk AS                                  2,208       449,466
            Novozymes AS                                     4,708        96,394
            Tele Denmark AS Class B                          7,052       247,461
            Vestas Wind Systems AS                           6,250       266,288
            William Demant Holdings                          5,000       164,211
                                                                    ------------

            Total Denmark                                              2,155,851
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
VII.        FRANCE (9.6%)

            Air France                                      20,000  $    342,992
            Alcatel                                         28,000       847,756
            Aventis SA                                      17,770     1,380,793
            AXA SA                                           5,470       608,787
            Banque National De Paris Wts.
             (Ex. 7/15/02)                                   3,900        26,960
            BNP Paribas                                     20,190     1,700,911
            Carrefour Supermarche                           10,000       546,312
            France Telecom SA                                7,000       410,574
            L'Oreal                                          8,000       543,837
            Peugeot SA                                       2,410       611,436
            Sanofi Synthelabo                               10,000       558,688
            Societe Television Francaise                    10,000       343,434
            Total Fina Elf                                  15,480     2,100,543
            Vivendi Universal                               20,000     1,217,268
                                                                    ------------

            Total France                                              11,240,291
                                                                    ------------
VIII.       GERMANY (5.0%)

            Alliance AG                                      3,229       943,391
            BASF AG                                         15,000       596,700
            Bayer AG                                         5,000       211,718
            Bayerische Motoren Werke (BMW) AG               11,000       340,340
            Deutsche Bank AG                                15,000     1,145,664
            Deutsche Lufthansa AG                           20,000       376,584
            Deutsche Telekom AG                             25,000       590,070
            SAP AG Pfd.                                      2,200       253,018
            Siemens AG                                       7,500       775,710
            Veba AG                                         14,300       682,625
                                                                    ------------

            Total Germany                                              5,915,820
                                                                    ------------
IX.         GREECE (0.4%)

            Hellenic Telecom Organ GRD                      15,480       207,728
            National Bank Of Greece                          7,470       256,083
                                                                    ------------

            Total Greece                                                 463,811
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
X.          HONG KONG / CHINA (3.2%)

            China Everbright, Ltd.                         225,000  $    196,173
         *  China Mobile (Hong Kong) Ltd.                   98,000       433,503
         *  China Unicom                                   368,000       396,346
            Dao Heng Bank Group Ltd.                        75,000       345,225
            Hong Kong Electic Holdings                      70,000       250,857
            Hutchison Whampoa                               30,000       314,453
            Legend Holders Ltd.                            300,000       203,866
         *  Pacific Century CyberWorks Ltd.                250,000        99,369
            Sun Hung Kai Properties Ltd.                    85,000       809,212
            Swire Pacific Ltd. Class A                      60,000       368,497
            Wharf Holdings Ltd.                            150,000       392,345
                                                                    ------------

            Total Hong Kong / China                                    3,809,846
                                                                    ------------
XI.         INDONESIA ( 0.0%)

         *  PT Lippo Bank Tbk Ctf of Entilmt             5,580,000            --
         *  PT Lippo Bank Tbk Wts. (Exp. 04/15/02)       5,580,000            --
                                                                    ------------

            Total Indonesia                                                   --
                                                                    ------------
XII.        IRELAND (0.3%)

            Bank of Ireland                                 20,364       169,397
            CRH Plc                                          7,000       107,671
            Eircom Plc                                      15,000        31,824
            Smurfit (Jefferson) Plc                         30,000        50,123
                                                                    ------------

            Total Ireland                                                359,015
                                                                    ------------
XIII.       ITALY (4.9%)

            Assicurazione Generali                          10,528       333,182
            Enel SpA                                        85,000       278,018
            ENI SpA                                        115,000       752,284
            Fiat SpA                                         8,000       170,082
            Mondadori (Arnoldo) Editore SpA                 35,000       316,826
            Riunione Adriatica di Sicurta SpA               65,000       798,694
            Sanpaolo Imi                                    98,000     1,324,603
            Seat-Pagine Gialle SpA                           4,431         5,323
            Telecom Italia Mobil SpA                        75,500       509,909
            Telecom Italia SpA                              65,000       655,044
            Telecom Italia SpA Non Conv                     24,139       130,594
            Unicredito Italiano SPA                        110,000       476,476
                                                                    ------------

            Total Italy                                                5,751,035
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
XIV.        JAPAN (8.7%)

            Canon, Inc.                                     17,000  $    617,220
            Daiichi Pharmaceutical                          36,000       830,195
            Furukawa Electric Co. Ltd.                      33,000       342,324
            Honda Motor Co.                                 18,000       735,397
            Konami Corp.                                    15,000       707,389
            Kyocera Corp.                                    8,000       727,099
            Marui Co.                                       25,000       345,116
            Nomura Securities Co. Ltd.                      40,000       718,162
            NTT Docomo, Inc.                                    35       608,841
            Sankyo Co. Ltd.                                 20,000       391,797
            Sanyo Electric Co.                             180,000     1,097,351
            Sekisui House                                   45,000       362,312
            Sony Corp.                                      10,000       710,182
            Takeda Chemical Industries                      12,000       579,317
            Tokyo Electric Power                            30,000       667,890
            Tostem Corp.                                    25,000       290,057
            Toyota Motor Corp.                              13,000       451,245
                                                                    ------------

            Total Japan                                               10,181,894
                                                                    ------------
XV.         MEXICO (1.2%)

         *  America Movil SA de CV                           8,100       118,665
         *  Carso Global Telecom                           100,000       179,042
            Cemex SA ADR                                    10,500       225,750
         *  Cifra SA de CV                                  62,500       144,813
            Grupo Financiero Banamex Accival SA            240,000       417,062
         *  Grupo Telavisa SA, GDR 144A**                    2,100        70,161
            Telefonos de Mexico Series L ADR                 8,100       255,474
                                                                    ------------

            Total Mexico                                               1,410,967
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
XVI.        NETHERLANDS (10.3%)

            ABN Amro Holding                                33,000  $    604,736
            Aegon NV                                         5,000       147,451
         *  ASM Lithography Holdings NV                     25,500       568,058
            DSM NV                                          18,000       630,115
            Elsevier NV                                     78,000     1,010,836
            Fortis (NL) NV                                  33,000       865,533
            Getronics NV                                    12,000        51,237
            Heineken NV                                     14,000       733,897
            ING Groep NV                                    39,750     2,600,286
            Koninklijke KPN NV                              57,520     1,581,363
            OCE NV                                          11,000       143,915
            Royal Dutch Petroleum                           38,200     2,127,097
            STMicroelectronics NV                           10,000       349,180
            Unilever NV                                      8,000       425,027
            Vendex KBB NV                                   15,000       232,050
                                                                    ------------

            Total Netherlands                                         12,070,781
                                                                    ------------
XVII.       NEW ZEALAND (0.7%)

            Auckland International Airport Ltd.            100,000       143,597
            Contact Energy Ltd.                            150,000       175,351
            Fletcher Challenge Energy                       70,000        65,124
            Sky City Ltd.                                   16,000        60,125
            Telecom Corp. of New Zealand                   120,000       280,076
            Tranz Rail Holdings Ltd.                        50,000        82,922
                                                                    ------------

            Total New Zealand                                            807,195
                                                                    ------------
XVIII.      NORWAY (1.7%)

            Den Norske Bank ASA                             41,000       186,341
            Gjensidige NOR Sparebank                         7,500       205,838
         *  Kvaerner Industrier                              4,000        28,104
            Norsk Hydro AS                                  18,500       759,570
            Orkla ASA (Series A)                            19,500       343,585
         *  Petroleum Geo Service                           12,000       103,413
            Storebrand ASA                                  15,000        88,922
            Telenor ASA                                     20,000        81,677
            Tomra Systems AG                                15,500       241,627
                                                                    ------------

            Total Norway                                               2,039,077
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
XIX.        PHILIPPINES (0.4%)

            Ayala Land, Inc.                               275,000  $     30,540
            Bank of The Philippine Island                   60,000        84,200
            Philippine Long Distance Telephone Co.          14,000       202,120
            San Miguel Corp. Class B                        60,000        60,575
            Sm Prime Holdings                              330,000        41,312
                                                                    ------------

            Total Philippines                                            418,747
                                                                    ------------
XX.         PORTUGAL (0.6%)

         *  Banco Commercial Portuguese                     20,000        91,229
            Banco Espirito Santo                            11,700       173,759
         *  Brisa Auto Estrada                              12,000       112,127
         *  Electricidade De Portugal                       40,000       106,080
            Portugal Telecom SA                             23,000       197,220
                                                                    ------------

            Total Portugal                                               680,415
                                                                    ------------
XXI.        REPUBLIC OF KOREA (0.4%)

         *  Halla Climate Control Corp.                      8,000       150,263
            Housing & Commerical Bank                          400         6,371
         *  Korea Telecom Corp.                              1,000        42,149
            Samsung SDI Co. Ltd.                             5,000       202,855
         *  SK Telecom Co.                                     700        96,243
                                                                    ------------

            Total Republic of Korea                                      497,881
                                                                    ------------
XXII.       RUSSIA (0.3%)

            AO Mosenergo Spns'd ADR                         36,000       118,800
            Lukoil Holdings, ADR                             3,000       111,375
            RAO Unified Energy System ADR                   12,100       120,395
         *  Vimpel Communications ADR                        3,300        45,243
                                                                    ------------

            Total Russia                                                 395,813
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
XXIII.      SINGAPORE (0.7%)

            CapitaLand Ltd.                                 98,000  $    111,271
            DBS Group Holdings Ltd.                         10,424        94,108
            Keppel Corp.                                    65,000       111,603
            Omni Industries Ltd.                            35,000        50,983
            Singapore Airlines Ltd. (Dom. Reg'd.)            7,000        52,728
            Singapore Technology Engineering Ltd.           35,000        51,177
            Singapore Telecommunications Ltd.               50,000        52,617
            United Overseas Bank                            34,240       240,846
            United Overseas Land Wts. (Ex. 5/28/01)         10,000           166
                                                                    ------------

            Total Singapore                                              765,499
                                                                    ------------
XXIV.       SOUTH AFRICA (0.6%)

            Anglo American Corp. Plc                         5,100       289,699
            Impala Platinum Holdings Ltd.                    4,000       142,321
            Sappi Ltd.                                       9,000        70,786
            Standard Bank Investment Corp.                  55,000       202,558
                                                                    ------------

            Total South Africa                                           705,364
                                                                    ------------
XXV.        SPAIN (3.6%)

            Aumar (Aut Del Mar)                             30,000       525,096
            Banco Bilbao Vizcaya Argentina                  53,666       732,959
            Banco Popular Espanol                           24,000       792,418
            Iberdrola SA                                    25,000       355,368
            Red Electrica de Espana                         22,000       200,314
            Repsol SA                                       21,000       372,579
            Telefonica De Espana                            64,523     1,038,098
         *  Telefonica SA                                    1,290        20,755
            Union Electrica Fenosa                          10,000       183,342
                                                                    ------------

            Total Spain                                                4,220,929
                                                                    ------------
XXVI.       SWEDEN (1.2%)

            Electrolux AB Series B                          10,000       132,758
         *  Netcom Systems AB B                              5,000       155,046
         *  Nordic Baltic Holdings AB                       85,000       518,920
            Sandvik AB                                      10,000       183,148
            SKF AB                                          17,000       238,868
            Telia AB                                        40,000       222,879
                                                                    ------------

            Total Sweden                                               1,451,619
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
XXVII.      SWITZERLAND (6.1%)

            Abb Ltd.                                         5,000  $    365,006
            Credit Suisse Group                              2,700       477,897
         *  Givaudan AG                                         30         7,613
            Nestle AG                                          680     1,425,006
            Novartis AG                                        800     1,255,620
            Roche Holdings Genusscheine                         80       579,374
            Serono SA                                          700       567,787
            Swiss Reinsurance Registered                       410       829,027
            Swisscom AG Ittigen                              1,200       271,147
            Syngenta AG                                      1,350        69,612
            Ubs AG                                           7,900     1,141,976
            Zurich Financial Services                          600       198,146
                                                                    ------------

            Total Switzerland                                          7,188,211
                                                                    ------------
XXVIII.     TAIWAN (0.3%)

         *  China Trust Commercial Bank                    120,000        95,364
         *  Powerchip Semiconductor Corp.                  250,000       244,348
                                                                    ------------

            Total Taiwan                                                 339,712
                                                                    ------------
XXIX.       THAILAND (0.3%)

         *  Advanced Info Services (Fgn. Reg'd.)            12,000       113,613
         *  Bangkok Bank Pcl (Fgn. Reg'd)                   94,000        96,622
         *  Shin Corp. Pcl (Fgn. Reg'd)                     19,500        71,075
         *  Telecomasia (Fgn. Reg'd)                       179,000        75,586
                                                                    ------------

            Total Thailand                                               356,896
                                                                    ------------
XXX.        TURKEY (0.2%)

         *  Yapi Kredi Bank                             79,000,000       221,425
                                                                    ------------

XXXI.       UNITED KINGDOM (21.3%)

            Astrazeneca Group Plc                           51,000     2,436,139
            Barclays Bank                                   65,000     2,028,339
            BP Amoco Plc                                   260,000     2,151,241
            BP Amoco Plc ADR                                10,000       496,200

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------      -----
            UNITED KINGDOM - CONTINUED

            British Telecom                                150,000  $  1,087,562
            Cadbury Schweppes Plc                          165,000     1,055,575
         *  Celltech Group Plc                              15,000       258,029
            CGNU Plc                                        61,800       851,783
            Diageo Plc                                      75,000       753,830
            Dixons Group New Shares                        200,000       791,148
            Electrocomponents Plc                           60,000       467,439
            GlaxoSmithKline                                 68,244     1,786,121
            HSBC Holdings Plc                              102,000     1,223,870
            HSBC Holdings Plc                               23,200       272,924
            Logica Plc                                      25,000       351,858
            Marconi Electronics Systems                     37,000       178,844
            National Grid Group Plc                         70,000       541,364
            Reuters Group Plc                               80,000       972,409
            Royal Bank of Scotland Group Plc                70,000        85,086
         *  Royal Bank of Scotland Group Plc                80,000     1,818,575
            Shell Transport & Trading Co.                  160,000     1,237,404
            Spirent Plc                                     75,000       378,514
            Tesco Plc                                      180,000       642,301
            Vodafone Group Plc                             890,133     2,442,333
            WPP Group                                       65,000       690,282
                                                                    ------------

            Total United Kingdom                                      24,999,170
                                                                    ------------

            TOTAL INVESTMENTS (91.3%)
            (IDENTIFIED COST $114,546,086)                           107,261,879

            OTHER ASSETS LESS LIABILITIES (8.7%)                      10,169,676
                                                                    ------------

            NET ASSETS (100.0%)                                     $117,431,555
                                                                    ============

----------
ADR - American depositary receipt.
GDR - Global depositary receipt.

*    Non-income producing security.
** Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2001, these securities were valued at $70,161 or 0.1% of Net Assets.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
MARCH 31, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Percent of
INDUSTRY                                                              Net Assets
--------                                                              ----------

Aerospace\Defense                                                           0.2
Airline                                                                     0.7
Appliances and Household Products                                           2.9
Automobile                                                                  1.9
Banking                                                                    17.6
Beverages and Tobacco                                                       2.3
Broadcasting and Publishing                                                 2.2
Building Materials & Components                                             0.6
Business Services                                                           4.8
Chemicals                                                                   1.9
Construction and Housing                                                    0.3
Data Products                                                               0.8
Electrical & Electronics                                                    2.2
Electronic Components                                                       2.6
Energy                                                                      9.8
Energy Equipment & Services                                                 0.1
Finance / Financial Services                                                2.9
Food and Housing Products                                                   1.5
Health                                                                     10.2
Industrial Components                                                       0.5
Insurance                                                                   5.3
Leisure                                                                     0.2
Machinery                                                                   0.7
Miscellaneous Materials & Commodities                                       0.0*
Merchandising                                                               2.3
Multi-Industry                                                              1.6
Metals - Non Ferrous                                                        0.1
Paper                                                                       0.1
Real Estate                                                                 1.3
Recreation and Other Consumer Goods                                         0.1
Transportation - Road & Rail                                                0.1
Telecommunications                                                          9.9
Utilities                                                                   3.6
                                                                         ------
Total Investments                                                          91.3
Other Assets less Liabilities                                               8.7
                                                                         ------
NET ASSETS                                                                100.0%
                                                                         ======

* Less than 0.1%.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value
   (Identified cost $114,546,086)                                                    $ 107,261,879
Foreign currency, at value
   (Identified cost $44,824)                                                                72,883
Cash                                                                                    10,528,380
Receivables:
   Dividend, interest and recoverable foreign taxes receivable                             446,378
Prepaid expenses                                                                            14,787
                                                                                     -------------

   Total assets                                                                        118,324,307
                                                                                     -------------

LIABILITIES

Payables:
   Advisory fees (Note 3)                                                 109,221
   Fund shares redeemed                                                   655,000          764,221
                                                                    -------------
Accrued expenses                                                                           128,531
                                                                                     -------------
   Total liabilities                                                                       892,752
                                                                                     -------------
Net assets (equivalent to $4.90 per share of $.0001
  par value capital stock, representing the offering
  and redemption price for 23,961,106 shares outstanding,
  100,000,000 shares authorized)                                                     $ 117,431,555
                                                                                     =============
Net assets consist of:
   Capital paid in                                                                   $ 133,753,329
   Accumulated net investment loss                                                        (790,336)
   Accumulated net realized loss on investments
     and foreign currency transactions                                                  (8,260,555)
   Unrealized appreciation (depreciation) on:
     Investments                                                    $  (7,284,207)
     Foreign currency                                                      13,324       (7,270,883)
                                                                    -------------    -------------
                                                                                     $ 117,431,555
                                                                                     =============

                     (See "Notes To Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $80,216)                         $    672,163
   Interest                                                                          131,223
                                                                                ------------
     Total income                                                                    803,386
                                                                                ------------
EXPENSES
   Advisory fees (See note 3)                                  $    650,166
   Custodian fees                                                   219,770
   Audit and legal fees                                              47,174
   Transfer agent fees                                               22,309
   Administrative fees (See Note 3)                                  16,200
   Director fees and expenses (See Note 3)                           11,404
   Insurance expense                                                  3,769
   Registration expense                                               7,801
   Report to shareholders                                               718
   Miscellaneous expenses                                               499
                                                               ------------
     Total expenses                                                                  979,810
                                                                                ------------
     Net investment loss                                                            (176,424)
                                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY

   Net realized loss on investments                                               (7,996,412)
   Net unrealized depreciation on investments                                    (19,554,559)
                                                                                ------------

     Net loss on investments                                                     (27,550,971)
                                                                                ------------

   Net realized loss on foreign currency                                            (175,408)
   Net unrealized depreciation on foreign currency
     and foreign currency denominated assets and liabilities                        (122,445)
                                                                                ------------

     Net loss on foreign currency                                                   (297,853)
                                                                                ------------

     Net loss on investments and foreign currency                                (27,848,824)
                                                                                ------------

   Net decrease in net assets resulting from operations                         $(28,025,248)
                                                                                ============

                     (See "Notes To Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         For the Six Months
                                                                        Ended March 31, 2001    For the Year Ended
INCREASE (DECREASE) IN NET ASSETS                                           (Unaudited)         September 30, 2000
                                                                        --------------------    ------------------
Operations:
   Net investment loss                                                     $    (176,424)          $     (11,784)
   Net realized gain (loss) on investments                                    (7,996,412)             16,686,346
   Net unrealized loss on investments                                        (19,554,559)             (5,855,998)
   Net realized loss on foreign currency                                        (175,408)             (3,323,775)
   Net unrealized gain (loss) on foreign currency and
     foreign currency denominated assets and liabilities                        (122,445)                217,441
                                                                           -------------           -------------

   Net increase (decrease) resulting from operations                         (28,025,248)              7,712,230
                                                                           -------------           -------------
Distributions to shareholders:
   From net investment income                                                   (203,305)               (369,422)
   From net realized gain                                                    (13,576,240)            (13,278,658)
                                                                           -------------           -------------

   Total distributions                                                       (13,779,545)            (13,648,080)
                                                                           -------------           -------------
Fund share transactions:
   Proceeds from shares sold                                                   5,991,299              31,395,084
   Net asset value of shares issued on
     reinvestment of distributions                                            11,099,805              11,379,052
   Cost of shares redeemed                                                   (10,785,050)            (23,380,008)
                                                                           -------------           -------------

   Net increase resulting from Fund share transactions                         6,306,054              19,394,128
                                                                           -------------           -------------

   Net increase (decrease) in net assets                                     (35,498,739)             13,458,278

NET ASSETS
   Beginning of period                                                       152,930,294             139,472,016
                                                                           -------------           -------------
   End of period (including accumulated net investment
     income (loss) of $(790,336) and $(410,607), respectively)             $ 117,431,555           $ 152,930,294
                                                                           =============           =============
NUMBER OF FUND SHARES
   Sold                                                                        1,021,545               4,205,279
   Issued on reinvestment of distributions                                     1,947,334               1,587,037
   Redeemed                                                                   (1,883,169)             (3,164,349)
                                                                           -------------           -------------
   Net increase                                                                1,085,710               2,627,967
                                                                           =============           =============

                     (See "Notes To Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                             For the Six
                                             Months ended                         For the Year Ended September 30,
                                            March 31, 2001      -----------------------------------------------------------------
                                             (Unaudited)          2000            1999          1998          1997          1996
                                               -------          -------         -------       -------       -------       -------
Net Asset Value, Beginning of Period           $  6.69          $  6.89         $  5.92       $  6.91       $  6.05       $  6.00
                                               -------          -------         -------       -------       -------       -------

INCOME FROM INVESTMENT OPERATIONS:

  Net Investment Income                          (0.01)            0.00(1),(2)     0.02(1)       0.09(1)       0.04(1)       0.05

  Net Realized/Unrealized Gain (Loss) on
  Securities and Foreign Currency                (1.17)            0.47            1.47         (0.81)         1.23          0.37
                                               -------          -------         -------       -------       -------       -------
Total from Investment Operations                 (1.18)            0.47            1.49         (0.72)         1.27          0.42
                                               -------          -------         -------       -------       -------       -------
LESS DISTRIBUTIONS:

  Net Investment Income                          (0.01)           (0.02)          (0.06)        (0.13)        (0.05)        (0.06)
  Net Realized Gain                              (0.60)           (0.65)          (0.46)        (0.14)        (0.36)        (0.31)
                                               -------          -------         -------       -------       -------       -------
Total Distributions                              (0.61)           (0.67)          (0.52)        (0.27)        (0.41)        (0.37)
                                               -------          -------         -------       -------       -------       -------
Net Asset Value, End of Period                 $  4.90          $  6.69         $  6.89       $  5.92       $  6.91       $  6.05
                                               =======          =======         =======       =======       =======       =======

TOTAL RETURN                                    (18.92%)(3)        6.10%          26.13%       (10.61%)       22.22%         7.33%

RATIOS/SUPPLEMENTAL DATA:

  Net Assets, End of Period (millions)         $ 117.4          $ 152.9         $ 139.5       $ 108.3       $ 139.2       $ 100.4


  Ratio of Expenses to Average Net Assets:
  Before Expenses Paid Indirectly                 1.43%(4)         1.37%           1.49%         1.44%         1.44%         1.54%
  After Expenses Paid Indirectly                  1.43%(4)         1.37%           1.49%         1.41%         1.44%         1.54%


  Ratio of Net Investment Income to
  Average Net Assets                             (0.26%)(4)       (0.01%)          0.37%         0.49%         0.79%         0.78%

Portfolio Turnover Rate                             46%(3)          101%             85%           78%           67%          103%

----------
1. Net investment income per share has been computed before adjustments for book/tax differences.
2.   Amount represents less than $0.01 per share.
3.   Not Annualized.
4.   Annualized.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------


NOTE 1 - CONTINUED

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gain and net foreign currency gain realized during a twelve-month period ending October 31st. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incur between November 1st and the end of its fiscal year. The Fund has incurred capital losses of $361,051and will elect to defer such losses.

At the end of each year, capital paid in, accumulated net investment loss and accumulated net realized gain on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment loss and accumulated net realized gain on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2001, purchases and sales of securities, other than short-term investments, aggregated $59,842,992 and $73,395,741, respectively. There were no purchases or sales of U.S. Government obligations.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------


NOTE 3 - CONTINUED

As approved by the Board of Directors, the Fund has entered Into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the six months ended March 31, 2001.

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) at March 31, 2001, based on a cost of $114,546,086 for federal income tax purposes, is as follows:

Gross unrealized appreciation                            $  1,600,700
Gross unrealized depreciation                              (8,884,907)
                                                         ------------
Net unrealized depreciation                              $ (7,284,207)
                                                         ============